                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 30, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TRANSMONTAIGNE INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       001-11763               06-1052062
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


              370 SEVENTEENTH STREET, SUITE 2750, DENVER, CO 80202
               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 626-8200
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On May 30, 2003, TransMontaigne Inc. (the "Corporation") completed its previously announced sale of 9 1/8% senior subordinated notes due 2010 (the "Notes") in aggregate principal amount of $200.0 million. The terms of the Notes are governed by an Indenture, dated as of May 30, 2003 (the "Indenture"), among the Corporation, the Corporation's subsidiary guarantors party thereto (the "Guarantors") and Wells Fargo Bank Minnesota, National Association, as trustee under the Indenture. A conformed copy of the Indenture and form of Notes are filed herewith as Exhibit 4.1 and incorporated herein by reference. In connection with the offering of the Notes, the Corporation and the Guarantors have also entered into a Registration Rights Agreement, dated as of May 30, 2003 (the "Registration Rights Agreement"), among the Corporation, the Guarantors and each of UBS Warburg LLC, Wachovia Securities, Inc., BNP Paribas Securities Corp. and SG Cowen Securities Corporation. A conformed copy of the Registration Rights Agreement is filed herewith as Exhibit 4.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          NOT APPLICABLE

     (b)  Pro Forma Financial Information.

          NOT APPLICABLE

     (c)  Exhibits.

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
      4.1           INDENTURE, DATED AS OF MAY 30, 2003, AMONG TRANSMONTAIGNE
                    INC., THE GUARANTORS NAMED THEREIN AND WELLS FARGO BANK
                    MINNESOTA, NATIONAL ASSOCIATION, AND FORM OF 9 1/8% SENIOR
                    SUBORDINATED NOTES DUE 2010 ATTACHED THERETO AS EXHIBITS A-1
                    AND A-2.

      4.2           REGISTRATION RIGHTS AGREEMENT, DATED AS OF MAY 30, 2003,
                    AMONG THE CORPORATION, THE GUARANTORS NAMED THEREIN AND EACH
                    OF UBS WARBURG LLC, WACHOVIA SECURITIES, INC., BNP PARIBAS
                    SECURITIES CORP. AND SG COWEN SECURITIES CORPORATION.


                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRANSMONTAIGNE INC.


Dated: June 3, 2003                     By: /s/ Randall J. Larson
                                            ----------------------------------
                                            Randall J. Larson
                                            Executive Vice President


                                       3
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                                  EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
      4.1           INDENTURE, DATED AS OF MAY 30, 2003, AMONG TRANSMONTAIGNE
                    INC., THE GUARANTORS NAMED THEREIN AND WELLS FARGO BANK
                    MINNESOTA, NATIONAL ASSOCIATION, AND FORM OF 9 1/8% SENIOR
                    SUBORDINATED NOTES DUE 2010 ATTACHED THERETO AS EXHIBITS A-1
                    AND A-2.

      4.2           REGISTRATION RIGHTS AGREEMENT, DATED AS OF MAY 30, 2003,
                    AMONG THE CORPORATION, THE GUARANTORS NAMED THEREIN AND EACH
                    OF UBS WARBURG LLC, WACHOVIA SECURITIES, INC., BNP PARIBAS
                    SECURITIES CORP. AND SG COWEN SECURITIES CORPORATION.